UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01  Other Events.

On May 4, 2021, Wrap Technologies, Inc. (the “Company”) issued a press release to announce the extension of the BolaWrap pilot program (the "BolaWrap Pilot Program") by the Los Angeles Police Department Board, which extension was unanimously approved by the Los Angeles Police Commission (the "Commission") at the Commission's May 4, 2021 special meeting (“Meeting”).

At the Meeting, the Commission considered a report by the Chief of Police, dated April 28, 2021 (“Report”), which, in addition to its findings, recommended a one-year extension of the BolaWrap Pilot Program. In its Report, the LAPD utilized a more narrow definition of effectiveness than a prior report issued in August 2020, and focused only on one specific aspect, complete tether wraps. This resulted in two out of ten effective wraps versus six out of nine previously reported in August 2020 under the broader definition, which defined effectiveness as the suspect being taken into custody without the requirement to use additional or heightened force, including deadly force. As the Company previously stated, various agencies define success and effectiveness differently. As part of the Company’s planned training to LAPDs Hollywood and Central divisions, lessons learned from numerous field uses will be shared to achieve optimal outcomes for use of BolaWrap.

The Report also identified a product enhancement matter (Company Training Bulletin 2.1-02, dated June 23, 2020) where the Company offered customers the option to upgrade the BolaWrap to a fixed firing pin. The BolaWrap was designed to meet the Voluntary Performance Standards Criteria for Evaluation of New Firearms Designs Under Conditions of Abusive Mishandling for the Use of Commercial Manufacturers, issued by the Sporting Arms and Ammunition Manufacturer’s Institute, Inc. (SAAMI). The BolaWrap was independently tested and found to meet or exceed all applicable SAAMI standards. The Company, as do other manufacturers, routinely makes upgrades, model enhancements and quality improvements. LAPD withdrew the BolaWrap devices from the field in June 2020 and elected to have the BolaWrap upgrade modification which was completed and subsequently returned within a few days.  The initial 360-day pilot program resumed and was completed in February 2021.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated May 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: May 4, 2021	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated May 4, 2021